SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            EAGLE BULK SHIPPING INC.
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               (Exact name of Issuer as specified in its charter)

The Republic of the Marshall Islands                             98-0453513
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(State of incorporation                                        (IRS Employer
or organization)                                             Identification No.)


29 Broadway
New York, New York                                                 10006
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(Address of principal                                            (Zip Code)
executive offices)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) and is effective pursuant to General Instruction A.(c), check the following box.

     If this form relates to the registration of a class of securities pursuant to Section 12(g) and is effective pursuant to General Instruction A.(d), check the following box.

     Securities Act Registration Statement file number to which this form relates: 333-123817

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

        Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, par value $0.01 per share


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                                (Title of Class)

Item 1.         Description of Registrants Securities to be Registered

     The information required by this item is contained under the headings "Dividend Policy" and "Description of Capital Stock" in the registration statement to which this Form 8-A relates (File No. 333-123817). This information contained under the headings "Dividend Policy" and "Description of Capital Stock" is incorporated herein by reference.

Item 2.         Exhibits

                Exhibit                        Description

                  3.1. Amended and Restated Articles of Incorporation, which is hereby incorporated by reference to Exhibit 3.1 of the Company's fourth Amended Registration Statement on Form S-1 (Registration No. 333-123817), including exhibits thereto, which was initially filed with the Securities and Exchange Commission on June 20, 2005 (the "Fourth Amended Registration Statement")

                  3.2. Amended and Restated Bylaws of the Company, which are hereby incorporated by reference to
                                Exhibit 3.2 of the Company's Fourth Amended
                                Registration Statement

                  4. Stock Certificate (specimen) of the Company, which is hereby incorporated by reference to
                                Exhibit 4 in the Company's Fourth Amended
                                Registration Statement

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  June 20, 2005                        EAGLE BULK SHIPPING INC.



                                              By:/s/ Sophocles N. Zoullos
                                                 -------------------------------
                                              Name:  Sophocles N. Zoullas
                                              Title: Chief Executive Officer
                                                     and President


25083.0001 #580335